UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 9, 2017

Alpine 4 Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4742 N. 24th Street Suite 300
Phoenix, AZ
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

855-777-0077 ext 801
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 8.01	Other Information.

Closing of Acquisition of Horizon Well Testing

On January 9, 2017, Alpine 4 Technologies Ltd., a Delaware corporation (the "Company"), closed the previously announced acquisition of Horizon Well Testing, L.L.C., an Oklahoma limited liability company ("Horizon").

As disclosed in a Current Report on Form 8-K, filed with the SEC on December 8, 2016, the Company acquired from Alan Martin (the "Seller") 100% of the outstanding membership interests in Horizon (the "Transaction").  The purchase price consisted of three components, the Cash Consideration, the Securities Consideration, and the Convertible Note Consideration, as follows:

-	The Cash Consideration was an aggregate of $2,200,000, paid to Seller at closing;
-
The Convertible Note Consideration consisted of a secured convertible promissory note (the "Convertible Note") in the aggregate principal amount of $1,500,000, described more fully below, secured pursuant to a Guarantee, Mortgage and Security Agreement described in the prior Current Report.

-	A non-convertible note (the "Non-convertible Note") in the principal amount of $300,000, described more fully below.
-
The Securities Consideration consisted of two components, an aggregate of 379,403 shares of the Company's Class A common stock (the "Common Shares") issued to the Seller, and a warrant to purchase an additional 75,000 shares of Class A common stock (the "Warrant").

The Convertible Note

The terms of the Convertible Note include the following:

-	Term – 18 months from the date of the Note;
-	Interest rate of five percent (5%);
-	No monthly payments and all unpaid principal and interest is due on the maturity date;
-	Convertible at any time into shares of the Company's Class A common stock at a conversion price of $8.50 per share; and
-	Company can prepay in full or in part without any penalty or premium.

Non-convertible Note

The terms of the Non-convertible Note include the following:

-	Term – Matures on April 30, 2017;
-	Interest rate of one percent (1%);
-	The Company may prepay without any penalty or premium;
-	Unsecured; and
-	Not convertible.

As previously disclosed, the Company and Horizon also entered into a Master Services Commission Agreement (the "MSC Agreement"), pursuant to which the Company agreed to permit Horizon Pipeline, LLC, another entity owned and operated by the Seller, to continue to work with certain of Horizon's clients and business partners with which Horizon has Master Services Agreements. The terms of the MSC Agreement were disclosed in the prior Current Report.

Consulting Services Agreement

Finally, in connection with the Transaction, and as consideration for the Company to enter into the SPA, Horizon and the Seller entered into a Consulting Services Agreement (the "Consulting Agreement"), pursuant to which the Seller agreed for a period of 90 days following the closing of the Transaction to provide strategic management services to Horizon, meet with Horizon's new management, and provide his knowledge in customer relations, trade and service implementation, and other business disciplines.  The terms of the Consulting Agreement were disclosed previously in the prior Current Report.

The foregoing summary of the terms and conditions of the Transaction, the Note, the Warrant, the MSC Agreement, and the Consulting Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of each of the documents, which were attached as exhibits to the prior Current Report.

Issuance of Shares and Warrants

As noted, in connection with the Transaction, the Company issued the Common Shares and the Warrant to the Seller. Pursuant to the Stock Purchase Agreement, the Seller made certain representations and warranties relating to the Common Shares and the Warrant, including that the Seller is an accredit investor, and that the Common Shares and the Warrant were acquired for the Seller's own account for investment and not for the benefit or account of any other Person and not with a view to, or in connection with, any resale or distribution thereof. The Seller acknowledged that the Common Shares and the Warrant are "restricted securities" as defined in the SEC's rules and that the resale of the Common Shares and the Warrant are limited by applicable securities laws.

The Common Shares and the Warrant were issued to the Seller in a privately negotiated transaction pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4.(a)(2) of the Securities Act, and rules promulgated pursuant thereto.  There were no public announcements or public offering of the Common Shares or the Warrant.

Description of Assets Acquired

As noted above, the Company purchased from Alan Martin 100% of the outstanding interests in Horizon, a business which is engaged in the business of providing flow back and well testing services, including electronic gas measurement, fluid measurement, chloride readings, and low emission flaring, as well as providing equipment including winch and water trucks, as well as swab rigs to companies in the old well drilling industry.  A complete list of the assets owned by Horizon at the time of the closing of the Transaction was included as an exhibit to the Securities Purchase Agreement, which was filed as an exhibit to the prior Current Report.

Item 7.01 Regulation FD Disclosure

On January 9, 2017, the Company issued a press release regarding closing of the Horizon Transaction, which is attached hereto as Exhibit 99.7.

The press release included as Exhibit 99.7 will be deemed to be "furnished" rather than "filed," pursuant to the rules of the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements of Horizon Well Testing, L.L.C. ("Horizon") as required for the periods specified in Rule 8-04(b) of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report.  The Company will provide the required financial statements of Horizon by amendment of this Current Report within 71 days of the filing of this Current Report.

(b) Pro forma financial information.

Pro forma financial information, if and as required by Rule 8-05 of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report.  If pro forma financial information is required with respect to the transaction described above, the Company will provide such required pro forma financial information by amendment of this Current Report within 71 days of the filing of this Current Report.

(d) Exhibits

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Securities Purchase Agreement (previously filed)

99.2	Secured Promissory Note (previously filed)

99.3	Security Agreement (previously filed)

99.4	Warrant (previously filed)

99.5	Master Services Commission Agreement (previously filed)

99.6	Consulting Services Agreement (previously filed)

99.7	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: January 13, 2017